CVENT INVESTOR OVERVIEW March 2022 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation may contain forward-looking statements that reflect Cvent Holding Corp.’s (the “Company” or “Cvent”) current views with respect to, among other things, future events, results and financial performance, which are intended to be covered by the safe harbor provisions for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and you can often identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “forecasts,” “shall,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon the Company’s historical performance and on its current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us, that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions that could cause actual results to differ materially from those anticipated, including, but not limited to: the impact on Cvent’s operations and financial condition from the effects of the current COVID-19 pandemic; Cvent’s ability to attract and retain new customers; Cvent’s ability to maintain and expand relationships with hotels and venues; the competitiveness of the market in which Cvent operates; Cvent’s ability to sell additional solutions to its customers; Cvent’s ability to manage its growth effectively; Cvent’s ability to expand its sales force; risks and uncertainties associated with potential acquisitions and divestitures; the impact of declines or disruptions in the demand for events and meetings; Cvent’s history of losses and ability to achieve profitability in the future; Cvent’s ability to develop, introduce and market new and enhanced versions of its solutions to meet customer needs and expectations; the impact of Cvent’s lengthy and unpredictable sales cycle; Cvent’s ability to fund its research and development efforts; the seasonality of Cvent’s sales and customer growth; Cvent’s ability to offer high-quality customer support; the impact of any significant reduction in spending by advertisers on Cvent’s platforms; Cvent’s ability to maintain, enhance and protect its brand; the impact of delays in product and service development, including delays beyond Cvent’s control; Cvent’s ability to raise additional capital or generate cash flows necessary to expand its operations and invest in new technologies in the future; Cvent’s ability to develop and maintain proper and effective internal control over financial reporting; changes in applicable laws or regulations; the ability of Cvent to expand or maintain its existing customer base; the effect of global economic conditions or political transitions on Cvent’s customers and their ability to continue to purchase Cvent products; the effect of COVID-19 on the foregoing, including the impact on our virtual, hybrid and in-person offerings, each of which has been and may continue to be impacted differently by COVID-19; and other factors beyond our control. Additional factors that could cause results to differ materially from those described above can be found in the Company’s filings with the Securities and Exchange Commission. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based on many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements as well as other cautionary statements that are made from time to time in our other SEC filings and public communications. Investors should evaluate all forward-looking statements in the context of these risks and uncertainties. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise.

Introduction Cvent At a Glance Industry Transforming Massive TAM Explosion 1 2 3 4 AGENDA Financial Overview 6 Platform Overview 5

TODAY’S PRESENTERS Reggie Aggarwal Founder & CEO Chuck Ghoorah Co-Founder & President of Sales & Marketing Billy Newman SVP, CFO

Introduction Cvent At a Glance Industry Transforming Massive TAM Explosion 1 2 3 4 AGENDA Financial Overview 6 Platform Overview 5

CVENT AT A GLANCE $1Tn (1) / 24% (2) Total Global Event Spend / Share of Marketing Budgets 20% 2022 Revenue Growth Projections 2013 Listed on NYSE (2013 – 2016) Positive Adjusted EBITDA and Adjusted FCF Margins(6) 21,000 Customers(5) $623MM 2022 Forecasted Revenue Multi-Tenant SaaS Platform with 70%+ Adj. Gross Margin(4) $~30Bn Total Addressable Market(3) 1999 Year Founded ~ Events Industry Council Global Economic Significance of Business Events (2018) Forrester Research Cvent Thought Leadership Study: Data Review (2021) Frost & Sullivan Events Technology Global TAM for 2021/2022 (2021) Adj. Gross Margin is a non-GAAP metric. Please find a reconciliation of Adj. Gross Margin to GAAP Gross Margin, its most directly comparable GAAP metric, in the appendix. 2021, 2020 and 2019 Adjusted Gross Margin were 75.6%,77.8% and 72.0%, respectively. As of December 31, 2021 Adjusted EBITDA Margin and Adjusted Free Cash Flow Margin are non-GAAP metrics. Please find a reconciliation of Adjusted EBITDA Margin to Net Income (Loss) Margin and Adjusted Free Cash Flow Margin to Net Cash Provided by (Used in) Operating Activities Margin, their most directly comparable GAAP metrics, in the appendix. 2021, 2020 and 2019 Adjusted EBITDA Margin were 20.0%, 25.9% and 19.0%, respectively, and 2020 and 2019 Adjusted Free Cash Flow Margins were 18.8%, 12.8% and 5.6%, respectively. Adjusted EBITDA Margin benefits from the impact of capitalized software - ~8% of revenue

Cvent Revenue Projections Consistent, Long Term, and Accelerating Growth In-Person In Person + Virtual + Hybrid Virtual

Strong, Consistent Q4 & FY 2021 Performance $622.6M Reaffirmed FY 2022 Guidance 25.3% Q4’2021 Revenue Growth 16.9% FY 2022 Adj. EBITDA Margin(1) (1) Adjusted EBITDA Margin is a non-GAAP metric. Please find a reconciliation of Adjusted EBITDA Margin to Net Income (Loss) Margin, its most directly comparable GAAP metric, in the appendix. Benefits from the impact of capitalized software - ~8% of revenue

Introduction Cvent At a Glance Industry Transforming Massive TAM Explosion 1 2 3 4 AGENDA Financial Overview 6 Platform Overview 5

Investment Thesis TAM of ~$30B(1) 1 1 1 2 Leading Cloud Based Platform for Virtual, In-Person, and Hybrid Event Management Events 1 4 Poised to be a significant beneficiary of the digitization of our industry that COVID accelerated (1) Frost & Sullivan Events Technology Global TAM for 2021/2022

Meetings & Events: Foundational to Enterprise Spend Enterprises & Organizations Manage, Organize, and Execute them Everyday Global Spend on Business Meetings & Events(1) $1Trillion (1): Events Industry Council Global Economic Significance of Business Events (2018); includes spending to plan and produce business events, business events-related travel, and other direct spending, such as spending by exhibitors

How Much Do Corporations Spend on Meetings Enterprises & Organizations Manage, Organize, and Execute them Everyday of an enterprise’s total revenue is spent on meetings and events(1) 1%-3% (1): BTN Group Travel and Meetings Management Integrations (2014)

How Much Do Corporations Spend on Meetings 50% % of the Fortune 500 are Customers (1): BTN Group Travel and Meetings Management Integrations (2014) ~3% ~2% ~2% Fortune 100 Financial Institution Fortune 500 Pharmaceutical Company Fortune 100 Consulting Firm $48B Total Revenue $42.5B Total Revenue $37.2B Total Revenue $1.4B Est. Meeting Spend $850M Est. Meeting Spend $740M Est. Meeting Spend

Meetings & Events Drive Customer & Prospect Engagement 24% 74% Events represent 24% of a corporation's average B2B marketing program budget(1) Of marketers agreed that events were their most important demand generation tactic(1)

Digitizing the Event Industry: The Triple Threat Cvent’s Platform Powers In-Person, Virtual, and Hybrid Events Total Event Program Internal Events Companywide Sales Kickoff Town Hall Trainings Holiday Party External Events Conferences User Industry Field Road Shows Seminars Webinars Customer Customer Success User Groups Trainings VIP Trade Shows Industry Events Partner Attend In-Person Events Virtual Events Hybrid Events On-Demand Delivery Model

Virtual Bigger Audiences More Leads Hybrid Combines the Best of Virtual & In-Person In-Person Highest Levels of Engagement Event Delivery Models Have Different Advantages Cvent’s Platform Enables Event Planners to Plan, Manage, Market, and Execute on Almost Any Event Format & Type IN-PERSON EVENTS Virtual Events

Introduction Cvent At a Glance Industry Transforming Massive TAM Explosion 1 2 3 4 AGENDA Financial Overview 6 Platform Overview 5

New Event Landscape Expands Total Addressable Market Broader Reach More Accessible Lower Cost to Host Proven ROI New Event Landscape Triggered 3 Fundamental Shifts in our Industry Technology Platform is Equivalent to Venue More Attendees / Registrations More Events More Event Technology

New Event Landscape Expands Total Addressable Market (1): Frost & Sullivan Events Technology Global TAM for 2021/2022  (2021) $25.4B Event Cloud $4.1B Hospitality Cloud $29.5B Global Spend on Meetings & Events Software(1)

More Event Technology Virtual Technology is Now the Venue A physical venue is to in-persons, as a technology platform is to virtual events Virtual events require a technology platform to run successfully Larger Portion of an Organization’s Meeting Spend will be on Event Technology

Pre-COVID Used Cvent for In-Person During COVID Contracted for 1K+ events with 500K+ more registrations Results Cut thousands of hours on manual tasks Engaged with more members than ever before More Events: US Based Association using Attendee Hub Cvent’s Platform Enables Event Planners to Plan, Manage, Market, and Execute on Almost Any Event Format & Type $350K ACV Pre-COVID $3.5M+ ACV Post-COVID ~10x

Combining 3 Fundamental Shifts in Meetings Industry is a TAM Multiplier More Attendees More Events More Technology Increasing Total Addressable Market

Introduction Cvent At a Glance Industry Transforming Massive TAM Explosion 1 2 3 4 AGENDA Financial Overview 6 Platform Overview 5

Platform for Management of Full Event Lifecycle

How We Monetize the Event Cloud Sample Yearly Invoice Customer A Standard Terms Contracts are sold on an upfront “sum-certain” basis with annual recurring minimums Registrations are use it or lose it Any registration overage beyond the contracted volume has a surcharge Event Management Annual Subscription Fee Per Registrant Fee @ $6 / per (4,000 Reg Commitment) Total $6,000 $24,000 $30,000 Ranges from $3 - $20K $6 per reg is illustrative Attendee Hub Annual Subscription Fee Per Registrant Fee @ $6 / per (4,000 Reg Commitment) Total $2,000 $24,000 $26,000 Fee is typically $2K per year $6 per reg is illustrative Other Modules LeadCapture, Appointments, Diagramming, Onsite Solutions, etc. Total $20,000 $20,000 Annual Contract Value $76,000 Amount can depend on which modules are utilized Total Contract Value (3 Year Deal) $228,000

Cvent’s Hospitality Cloud is a Differentiator Cvent’s Platform Enables Planners to Find the Perfect Venue for In-Person & Hybrid Events VIRTUAL EVENTS Cvent Virtual Attendee Hub is the Venue HYBRID EVENTS And for hybrid, you need BOTH IN-PERSON EVENTS Hotel Ballroom is the Venue Cvent Supplier Network Solves the Pain Point of Sourcing Multiple Competitive Bids from Hotels for Event Space

Breadth and Depth of Suppliers & Users is Market Differentiator 200+ Characteristics & Search Filters(1) 90K Active Planners on CSN(1) 290K+ Hotels & Venues Listed on Cvent Supplier Network(1) 40K Direct Hotel Integrations(1) (1): As of December 30, 2021

Cvent Hospitality Cloud is Embedded in the Events Space Event Planners Source Billions of Dollars of Event Business Through Cvent’s Marketplace Value of In-Person Events Sourced Using Cvent Hospitality Cloud ($Billions)

Monetizing the Hospitality Cloud: Advertising Flat, Fixed, Up-Front Fee for Annual Rights to Advertise 3 DIAMOND 4 DIAMOND Pricing Scales Based on Size of Major Metropolitan Areas and Prominence of Ad Placement

Monetizing the Hospitality Cloud: Software Flat, Fixed, Up-Front Fee for Annual Rights to Advertise Software Advertising 2020 Advertising Software 2015 2010 Advertising Software: Customers are charged a flat, fixed, up-front fee for annual rights to use Cvent’s hospitality software solutions. Based on size of hotel (# of room keys or ballroom sq. ft.) 3D & Event Diagramming Room Block Management

Cvent is a SaaS Platform with Network Effects

Introduction Cvent At a Glance Industry Transforming Massive TAM Explosion 1 2 3 4 AGENDA Financial Overview 6 Platform Overview 5

Attractive Financial Profile Positions Cvent for Success Formerly publicly traded company with a track record of execution 1 Highly predictable recurring revenue model with diversified customer base 2 Demonstrated ability to grow at scale and accelerate growth following past financial downturns 3 Scalable business model with opportunity for significant margin expansion 4

Highly Predictable Recurring Revenue Model(1) Multi – Year Deal Culture Further Increases Predictability Software Subscriptions 82% Recurring Revenue 94% Non-Recurring Revenue 6% Professional Services and Other(3) 6% Recurring Services/ Transactions(2) 12% Contracts 1 to 5 Years >50% Multi-Year Contracts (1)For the year ended December 31, 2021 (2) Includes (1) hardware and professional services related to Onsite Solutions and Attendee Hub and (2) payment transaction fees related to merchant services

Highly Diversified and Engaged Customer Base ~21,000 Customers 108% 2019 Net Dollar Retention Rate 800+ >$100k ARR Clients 54% Multi-Year Contracts as % of Total Contracts Signed Annually 50% % Of Event Cloud Customers that Use More than One Cvent Product <1% Largest Customer as % of Cvent Revenue All stats as of December 31, 2021 with the exception of net dollar retention rate, which is as of December 31, 2019. Net dollar retention rate as of December 31, 2021 was 101%, but we do not believe the December 31, 2021 net dollar retention rate is representative of our typical performance due to the global COVID-19 pandemic.

Q4/FY 21 Performance vs. Guidance / Consensus  Guidance Beat Due to Higher In-Person Events Occurring Than Expected and Revenue from Bookings in the Quarter (1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics. Please find a reconciliation of Adjusted EBITDA to Net Income (Loss) and Adjusted EBITDA Margin to Net Income (Loss) Margin, their most directly comparable GAAP metrics, in the appendix. Benefits from the impact of capitalized software - ~8% of revenue Fourth Quarter 2021 ($000)             FY 2021 ($000)   Actual Guidance Beat Consensus Actual Guidance Consensus Revenue Amount $144.7 $139.9 to $141.1 $3.6M (2.5%)  $140.7  $518.8 $514.1 to $515.3 $514.9 YoY Growth 25.3% 21.1% to 22.2%  21.8% 4.0% 3.1% to 3.3% 3.3% Adjusted EBITDA(1) Amount $32.8 $21.8 to $22.7  $10.1M (41.3%)  $24.3  $103.7  $92.7 to $93.6 $95.2  Margin 22.7% 15.6% to 16.1%  660 bps  17.3% 20.0% 18.0% to 18.2% 18.5%

Q4 21 Revenue Results Event Cloud Revenue Growth Spikes to 31.5% 25% 12% 32% In millions

Strong Return to YoY Growth Bouncing off the Trough

Business Metrics Recovering: Net Dollar Retention Rate

Business Metrics Recovering: # of Clients with >$100K ARR

Q4 21 Adjusted EBITDA1 26.5% Margin 22.7% Margin (1)Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics. Please find a reconciliation of Adjusted EBITDA to Net Income (Loss) and Adjusted EBITDA Margin to Net Income (Loss) Margin, their most directly comparable GAAP metrics, in the appendix. Benefits from the impact of capitalized software - ~8% of revenue In millions

FY 21 Adjusted Free Cash Flow1 12.8% Margin 18.8% Margin (1) Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin are non-GAAP metrics. Please find a reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities and Adjusted Free Cash Flow Margin to Net Cash Provided by Operating Activities Margin, their most directly comparable GAAP metrics, in the appendix. In millions

Q1/FY 22 Guidance Q1’22 ($000) FY 2022 ($000)   Guidance Guidance Prior Guidance Revenue Amount $133.0 - $133.5 $619.6 - $625.6 $622.6 YoY Growth 13.6% 20.0% 22.7% Adjusted EBITDA(1) Amount $9.9 - $10.4 $102.5 - $107.5 $102.6 Margin 7.6% 16.9% 16.5% (1)Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP metrics. Please find a reconciliation of Adjusted EBITDA to Net Income (Loss) and Adjusted EBITDA Margin to Net Income (Loss) Margin, their most directly comparable GAAP metrics, in the appendix. We are not able to forecast Net Income (Loss) or Net Income (Loss) Margin on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net Income (Loss), and therefore have not provided a reconciliation of forward-looking Adjusted EBITDA and Adjusted EBITDA Margin. Benefits from the impact of capitalized software - ~8% of revenue

Digitization of Industry Accelerates Growth (1) (1) (1) (1) (1) Revenue In millions Revenue Growth

Attracting Financial Model: Balancing Growth with Profitability (1)Benefits from the impact of capitalized software - ~8% of revenue (2)Adjusted EBITDA Margin is a non-GAAP metric. Please find a reconciliation of Adjusted EBITDA Margin to Net Income (Loss) Margin, its most directly comparable GAAP metric, in the appendix. We are not able to forecast Net Income (Loss) Margin on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net Income (Loss), and therefore have not provided a reconciliation of forward-looking Adjusted EBITDA Margin. Please see “Disclaimers and Other Important Information – Financial Information: Non-GAAP Financial Terms” for risks related to non-GAAP metrics. COVID Savings Measures End Purposeful Virtual and Hybrid-Related Investment in S&M and R&D

Long Term Modeling Guidance Long-Term Target Adjusted Gross Margin(1) as % of Revenue 76% to 78% Adjusted Sales & Marketing(1) as % of Revenue 17% to 19% Adjusted Research & Development(1) as % of Revenue 12% to 14% Adjusted General & Administrative(1) as % of Revenue 6% to 8% Adjusted EBITDA Margin(1)(2) 35% to 40% Capital Expenditures as % of Revenue(3) 5% to 7% Adjusted Free Cash Flow Margin(1)(4)(5) 20% to 25% (1)These represent non-GAAP metrics. We are not able to forecast each line item’s most directly comparable GAAP metric on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect each GAAP metric, and therefore have not provided a reconciliation of each long-term target. Please see “Disclaimers and Other Important Information – Financial Information:  Non-GAAP Financial Terms” for risks related to non-GAAP metrics. (2)Adjusted EBITDA Margin includes the benefit of capitalized software development costs (~6% of revenue). (3)Capital expenditures consist primarily of capitalized software development costs.  (4)Adjusted Free Cash Flow Margin is a non-GAAP metric. Please see  our disclaimer slide for risks related to non-GAAP metrics.  Adjusted Free Cash Flow Margin assumes no cash increase or decrease from change in working capital and tax payments reflective of a ~30% effective tax rate.   (5)Cvent does not expect to be a federal income taxpayer over the next several years as a result of amortization of intangibles and NOL balance. Company currently has a $449 million gross ($94 million on a tax effected basis) U.S. federal net operating loss carryforward as of December 31, 2020.  Adjusted free cash flow margin does not assume any debt service.

Key Takeaways 1 Platform for a Single Source of Truth $30B Total Addressable Market $622.6 Re-Affirmed FY 2022 Revenue Guidance

Appendix

Summary Risk Factors This risk factors summary does not contain all of the information that may be important to you. Additional and more detailed risks, beyond those summarized below or discussed elsewhere in this Presentation, may apply to our business, activities or operations as currently conducted or as we may conduct them in the future or in the markets in which we operate or may in the future operate and will be disclosed in the Form 10-K that Cvent intends to file prior to their deadline. the impact on Cvent’s operations and financial condition from the effects of the current COVID-19 pandemic; Cvent’s ability to attract and retain new customers; Cvent’s ability to maintain and expand relationships with hotels and venues; the impact of a data breach or other security incident involving Cvent or its customers’ confidential or personal information stored in our or our third-party service providers’ systems; risks associated with indemnity provisions in some of Cvent’s agreements; the competitiveness of the market in which Cvent operates; the impact of a disruption of Cvent’s operations, infrastructure or systems, or disruption of the operations, infrastructure or systems of the third parties on which Cvent relies; Cvent’s ability to sell additional solutions to its customers; Cvent’s ability to maintain access to third-party licenses; Cvent’s ability to comply with its obligations under license or technology agreements with third parties; Cvent’s ability to manage its growth effectively; Cvent’s ability to expand its sales force; risks and uncertainties associated with potential acquisitions and divestitures; Cvent’s ability to operate offices located outside of the United States, including India; the impact of declines or disruptions in the demand for events and meetings; risks associated with Cvent’s reliance on third-party mobile application platforms such as the Apple App Store and the Google Play Store to distribute its mobile applications; Cvent’s history of losses and ability to achieve profitability in the future; Cvent’s ability to develop, introduce and market new and enhanced versions of its solutions to meet customer needs and expectations; the impact of Cvent’s lengthy and unpredictable sales cycle; Cvent’s ability to retain, hire and integrate skilled personnel, including its senior management team; Cvent’s ability to fund its research and development efforts; the seasonality of Cvent’s sales and customer growth; Cvent’s ability to offer high-quality customer support; the impact of contractual disputes with Cvent’s customers; the impact of any significant reduction in spending by advertisers on Cvent’s platforms

Cvent’s ability to maintain, enhance and protect its brand; the impact of delays in product and service development, including delays beyond Cvent’s control; Cvent’s ability to maintain the compatibility of its solutions with third-party applications; risks related to incorrect or improper use of Cvent’s solutions or its failure to properly train customers on how to utilize its solutions; the impact of Cvent’s reliance on data provided by third parties; risks associated with privacy concerns and end users’ acceptance of Internet behavior tracking; Cvent’s ability to maintain its corporate culture as it grows; Cvent’s ability to comply with legal requirements, contractual obligations and industry standards relating to security, data protection and privacy; Cvent’s ability to comply with the rules and regulations adopted by the payment card networks; Cvent’s ability to obtain, maintain, protect and enforce its intellectual property and proprietary rights; risks associated with lawsuits by third parties for alleged infringement, misappropriation or other violation of their intellectual property and proprietary rights; risks associated with Cvent’s use of open source software in certain of its solutions; risks associated with changes in tax laws; the impact of third-party claims, including by governmental bodies, regarding the content and advertising distributed by Cvent’s customers through its service; risks associated with changes in financial accounting standards; risks associated with fluctuations in currency exchange rates; Cvent’s ability to raise additional capital or generate cash flows necessary to expand its operations and invest in new technologies in the future; Cvent’s ability to develop and maintain proper and effective internal control over financial reporting; changes in applicable laws or regulations; the ability of Cvent to expand or maintain its existing customer base; the effect of global economic conditions or political transitions on Cvent’s customers and their ability to continue to purchase Cvent products; the effect of COVID-19 on the foregoing, including the impact on our virtual, hybrid and in-person offerings, each of which has been and may continue to be impacted differently by COVID-19; other factors discussed in Part I, Item 1A. “Risk Factors” included elsewhere in this Annual Report; and other factors beyond our control. Cont’d Summary Risk Factors

Adjusted Gross Margin Reconciliation

	Years Ending December 31,					
	2018	2019	2020	2021	Q4 20	Q4 21
Gross Profit	$314,834	$355,747	$322,450	$327,363	$73,568	$93,683
Adjustments:						
Depreciation	5,276	5,788	5,504	3,363	1,224	592
Amortization of Software Development Costs	13,567	26,801	58,165	61,344	14,632	15,607
Intangible Asset Amortization	19,623	19,899	440	180	114	-
Stock-Based Compensation Expense	461	519	430	1,410	(36)	460
Restructuring Expenses[1]	130	103	1,431	19	191	8
Costs Related to Acquisitions[2]	45	92	19	12	-	1
Other Items	-	-	(639)	-1,446)	(680)	(452)
Adjusted Gross Profit	**$353,936**	**$408,949**	**$387,800**	**$392,245**	**$89,013**	**$109,899**
Adjusted Gross Margin:						
Revenue	$480,015	$567,604	$498,700	$518,811	$115,485	$144,652
Gross Margin	65.6%	62.7%	64.7%	63.1%	63.7%	64.8%
Adjusted Gross Margin	73.7%	72.0%	77.8%	75.6%	77.1%	76.0%

[1] Restructuring costs includes costs associated with severance related to the global reduction in force that took place in May 2020 in response to the global COVID-19 pandemic, severance to employees of acquired entities, retention bonuses to employees of acquired entities, costs to discontinued use of a back-office system and closing of office space.
[2] Represents costs incurred in association with acquisition activity, including due diligence and post-acquisition earn out payments.

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Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation

	Years Ending December 31,					
	2018	2019	2020	2021	Q4 20	Q4 21
Net Loss	$(54,040)	$(91,761)	$(83,733)	$(86,079)	$(16,651)	$(21,545)
Adjustments						
Interest Expense	42,259	47,875	35,557	29,073	7,862	6,356
Amortization of Deferred Financing Costs and Debt Discount	3,704	3,836	3,798	3,606	946	783
Loss on Extinguishment of Debt[1]	-	-	-	7,159	-	7,159
(Gain) Losses on Divestitures, Net[2]	-	-	9,634	-	-	-
Other Income/(Expense)	1,391	294	(1,333)	(5,367)	586	771
Provision for (Benefit from) Income Taxes	(20,107)	(6,013)	7,865	7,044	2,995	1,750
Depreciation	14,664	16,163	15,141	10,389	3,175	1,911
Amortization of Software Development Costs	40,250	48,572	58,606	61,524	14,746	15,607
Intangible Asset Amortization	53,900	55,815	53,844	51,478	13,428	12,757
Stock-based Compensation	17,911	18,833	17,695	25,056	3,138	8,245
Restructuring Expenses[3]	3,538	3,230	7,400	2,245	832	468
Cost related to Acquisitions[4]	2,914	4,164	877	1,591	89	346
Other Items[5]	2,515	7,096	3,853	(4,043)	(589)	(1,788)
Adjusted EBITDA	**$108,899**	**$108,104**	**$129,204**	**$103,676**	**$30,558**	**$32,820**
Adjusted EBITDA Margin:						
Revenue	$480,015	$567,604	$498,700	$518,811	$115,485	$144,652
Net Loss Margin	(11.3)%	(16.2)%	(16.8)%	(16.6)%	(14.4)%	(14.9)%
Adjusted EBITDA Margin	22.7%	19.0%	25.9%	20.0%	26.5%	22.7%

[1]Loss on extinguishment of debt is related to the $500 million debt prepayment made using the $523 million in SPAC proceeds.
[2]Gain)/loss on divestitures, net is the result of the divestiture of Kapow Events in June 2020.
[3]Restructuring costs includes costs associated with severance related to the global reduction in force that took place in May 2020 in response to the global COVID-19 pandemic; severance to employees of acquired entities, retention bonuses to employees of acquired entities, costs to discontinued use of a back-office system and closing of office space.
[4]Represents costs incurred in association with acquisition activity, including due diligence and post-acquisition earn out payments.
[5]Includes other costs associated with litigation, private equity management fees, and credit facility fees, net of the gain from government subsidies related to global COVID-19 pandemic.

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Adjusted Free Cash Flow Reconciliation Years Ending December 31, 2018 2019 2020 2021 Q420 Q421 Net Cash Provided by Operating Activities $49,773 $48,029 $29,099 $122,196 $(24,731) $638 Adjustments: Purchase of Property and Equipment (12,084) (19,851) (2,081) (4,675) (783) (1,907) Capitalized Software Development Costs (36,616) (45,042) (40,572) (40,978) (8,147) (10,706) Change in Fees Payable to Customers(1) (10,728) 875 42,056 (8,110) 10,997 5,768 Interest Paid 41,905 47,856 35,552 29,056 7,870 6,335 Adjusted Free Cash Flow $32,250 $31,867 $64,054 $97,489 $(14,794) $128 Adjusted Free Cash Flow Margin: Revenue $480,015 $567,604 $498,700 $518,811 $115,485 $144,652 Net Cash Provided by Operating Activities Margin 10.4% 8.5% 5.8% 23.6% (21.4)% 0.4% Adjusted Free Cash Flow Margin 6.7% 5.6% 12.8% 18.8% (12.8)% 0.1% (1)Client cash on the balance sheet related to registration fees collected on behalf of customers and remitted to customers.